UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2005

VALERO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Valero Energy Corporation (“Valero”), upon approval of the Compensation Committee of the Board of Directors on December 15, 2005, has amended the 2003, 2004 and 2005 Performance Award Agreements of William E. Greehey, Valero’s Chief Executive Officer.

As previously reported (see Report on Form 8-K filed November 2, 2005), Mr. Greehey is retiring as Chief Executive Officer of the Company, effective Friday, December 30, 2005. He will continue to serve as a director and as Chairman of the Board of Directors.

The amendments to Mr. Greehey’s Performance Award Agreements were made in connection with his retirement as Chief Executive Officer. The amendments are filed as exhibits to this report.

Purposes of Amendments

1. Correct timing issue regarding vesting.

In January 2006, the Compensation Committee of the Board of Directors is scheduled to meet to, among other matters, certify Valero’s total shareholder return versus its peer group for the three-year period ending December 31, 2005. Once that certification is made, 1/3 of the performance shares awarded to employees in 2003, 2004 and 2005 will vest based upon the performance certified by the committee. Since he was employed as Chief Executive Officer for all of 2005 but is retiring prior to the scheduled January 2006 vesting date for performance shares, the Compensation Committee at its meeting on December 15, 2005 determined that Mr. Greehey’s performance shares that are subject to vesting in January 2006 based on 2005 performance (1/3 of his 2003, 2004 and 2005 grants) should be subject to vesting at the same time and the same level as those for other employees. Accordingly, the amendments revise Mr. Greehey’s 2003, 2004 and 2005 Performance Award Agreements to permit the “normal” vesting of performance shares scheduled to vest in January 2006 upon certification by the Compensation Committee of 2005 performance.

2. Address Section 409A of Internal Revenue Code.

Mr. Greehey’s 2003 and 2004 Performance Award Agreements were amended to comply with Section 409A of the Internal Revenue Code, which addresses deferred compensation and provides that certain post retirement benefits for key employees not be delivered until six months following separation from employment. Mr. Greehey’s 2005 Performance Award Agreement already addresses IRC Section 409A. With the amendments, performance shares under Mr. Greehey’s 2003, 2004 and 2005 Performance Award Agreements that are subject to vesting after December 31, 2004 will not be delivered to Mr. Greehey until six months after his retirement as Chief Executive Officer.

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Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported (see Report on Form 8-K filed November 2, 2005), William E. Greehey is retiring as Valero’s Chief Executive Officer effective Friday, December 30, 2005. He will continue to serve as a director and as Chairman of the Board of Directors. In the same Form 8-K the Company reported that the Board of Directors elected William R. Klesse, currently Executive Vice President and Chief Operating Officer of Valero, to the office of Chief Executive Officer of Valero, effective December 31, 2005, and also elected Mr. Klesse as a director and as Vice Chairman of the Board of Directors.

Mr. Greehey’s letter of resignation as Chief Executive Officer of the Company, effective Friday, December 30, 2005, is filed herewith.

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Item 9.01		Financial Statements and Exhibits.
(c)		Exhibits.
*	10.01	Amendment to 2003 Performance Award Agreement.
*	10.02	Amendment to 2004 Performance Award Agreement.
*	10.03	Amendment to 2005 Performance Award Agreement.
*	99.01	Resignation Letter of William E. Greehey as Chief Executive Officer, effective Friday, December 30, 2005.

_________

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: December 29, 2005
By:	/s/ Jay D. Browning
Jay D. Browning
Vice President and Secretary

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EXHIBIT INDEX

Number	Exhibit
10.01	Amendment to 2003 Performance Award Agreement.
10.02	Amendment to 2004 Performance Award Agreement.
10.03	Amendment to 2005 Performance Award Agreement.
99.01	Resignation Letter of William E. Greehey as Chief Executive Officer, effective Friday, December 30, 2005.

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